                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2000


                                 HEALTHSTAR CORP.
                                 ----------------
             (Exact name of registrant as specified in its charter)


               Delaware                   0-19499             91-1934592
     ----------------------------     ---------------     -----------------
     (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)             File Number)       Identification No.)


     15720 North Greenway Hayden Loop, Suite 1,
                Scottsdale, Arizona                         85260
     ------------------------------------------           ----------
      (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (480) 451-8575


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         As previously indicated on Form 8-K filed by HealthStar Corp. (the "Company") on March 15, 2000, the Company received a letter on March 9, 2000 from its then principal accountants, KPMG, LLP ("KPMG") notifying the Company of their resignation as independent accountants for the Company.

         The Company has engaged Arthur F. Bell, Jr. & Associates, L.L.C., ("AFB"), as the successor accounting firm to KPMG effective May 10, 2000. The engagement of AFB has been approved by the Audit Committee of the Board of Directors of the Company. Prior to the engagement of AFB there were no consultations by the Company with AFB relating to disclosable disagreements with KPMG, how accounting principles would be applied by AFB to a specific transaction, or the type of opinion AFB might render.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS:

(a)      Not applicable.

(b)      Not applicable.

(c)      Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEALTHSTAR CORP.
                                      a Delaware corporation



                                      /s/ Steven A. Marcus
                                      ------------------------------------------
                                      Steven A. Marcus
                                      Vice President and Chief Financial Officer



Date:    May 17, 2000